EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Salisbury Bank and Trust Company
Lakeville, Connecticut

      We hereby consent to the use of our report dated January 13, 1998 in the Registration Statement (Form S-4), Amendment Number One of Salisbury Bancorp, Inc. and the reference to us in the section of the Registration Statement designated "Experts".


                                    /s/ Shatswell, MacLeod & Company, P.C.

                                    SHATSWELL, MACLEOD & COMPANY, P.C.



W. Peabody, Massachusetts
May 13, 1998